EXHIBIT 99.1

News Release Contacts:

MEDIA:	INVESTORS/ANALYSTS:
Greg Gable Charles Schwab Phone: 415-667-0473	Rich Fowler Charles Schwab Phone: 415-667-1841

SCHWAB REPORTS SECOND QUARTER NET INCOME UP 27% YEAR OVER YEAR

First Half Earnings of $650 Million Highest in Company History

Client Assets Reach a Record $2.40 Trillion

SAN FRANCISCO, July 16, 2014 – The Charles Schwab Corporation announced today that its net income for the second quarter of 2014 was $324 million, comparable to $326 million for the first quarter of 2014, and up 27% from $256 million for the second quarter of 2013. Net income for the six months ended June 30, 2014 was $650 million, up 41% from the year-earlier period.

	Three Months Ended —June 30,—%			Six Months Ended —June 30,—%
Financial Highlights	2014	2013	Change	2014	2013	Change
Net revenues (in millions)	$1,478	$1,337	11%	$2,956	$2,627	13%
Net income (in millions)	$324	$256	27%	$650	$462	41%
Diluted earnings per common share	$.23	$.18	28%	$.47	$.33	42%
Pre-tax profit margin	35.3%	30.8%		35.3%	28.3%
Return on average common stockholders’ equity (annualized)	12%	10%		13%	10%

CEO Walt Bettinger said, “With the right full-service model for serving today’s investors, we are driving sustained momentum in our business. As investor engagement continues to gain strength, we offer the transparency, open architecture, technology and accessibility – including personal relationships – that support our clients’ confidence and trust in Schwab as a partner that can help them build their financial futures. We gathered $11.5 billion in net new assets in June and $22.7 billion during the second quarter, the highest June in our history and the highest second quarter in 6 years. Clients opened 242,000 new brokerage accounts during the quarter, and we ended the quarter serving 9.3 million active brokerage accounts and 950,000 banking accounts, up 3% and 4%, respectively, from year-earlier levels. Total client assets reached a record $2.40 trillion as of June 30, an increase of $351 billion, or 17%, from June 2013.”

“Wealth management capabilities are an important element of our contemporary full-service investing model,” Mr. Bettinger continued. “Many of our clients are at a stage where they have accumulated significant asset levels, they are increasingly looking for professional help, and they expect Schwab to be just as proficient in serving their current needs as we are in serving clients at other points in their investing lives. With a model that encompasses both nationally-branded wealth management services offered through our retail financial consultants and access to highly customized and local expertise offered by independent advisors, the value of these capabilities to new and existing clients is clear. Over 70% of retail client assets at Schwab are being served by a dedicated branch professional, we have held more than 110,000 planning conversations with clients over the past year, and approximately 50% of total client assets at Schwab are receiving some form of ongoing advisory service – $1.01 trillion under the guidance of independent advisors and approximately $175 billion in retail and other advisory solutions, up 20% and 28%, respectively, over year-earlier levels.”

CFO Joe Martinetto commented, “Our financial performance thus far in 2014 is right in line with management expectations. Given an environment that is no longer masking our progress, it’s clear our financial model is working. Our success with clients and diversified income sources produced revenue growth of 11% for the second quarter. Record levels of asset management and administration fees and net interest revenue, which grew by 10% and 19%, respectively, more than offset a decline in trading revenues as client activity slowed. Our expense discipline continued during the second quarter – we limited expense growth to 3%, which helped expand our operating leverage even as we continued to invest in new products and services for our clients. Overall, we achieved a pre-tax profit margin of 35.3% and a 27% year-over-year increase in net income for the second quarter while improving the company’s return on equity to 12%. Our pre-tax margin for the first half of 2014 was also 35.3%, an improvement of 700 basis points over the year-ago period and our best performance since 2008; our first half net income of $650 million is the best start to any year in our history. At the same time, we have continued to build a strong balance sheet capable of supporting our ongoing growth, with stockholders’ equity now exceeding $11 billion and a preliminary consolidated Tier 1 Leverage Ratio of 6.8%.”

Business highlights for the second quarter (data as of quarter-end unless otherwise noted):

Investor Services

•	Held financial planning conversations with approximately 29,000 clients, up 16% from a year ago.

•	Launched a new Schwab.com mobile-optimized homepage, where clients and prospects can easily learn about Schwab’s products and services, access our market perspectives, and start the new account opening process.

•	New retail brokerage accounts for the quarter totaled approximately 148,000, down from 155,000 a year ago; total accounts reached 6.6 million as of June 30, 2014, up 2% year-over-year.

Advisor Services

•	Held the annual EXPLORE® conference for the company’s top independent advisor clients. Schwab leadership discussed top client initiatives and growth opportunities for RIAs, including serving younger high net worth investors.

•	Launched new approval tools to allow secure electronic signatures and wire transfer authorizations, improving advisor efficiency and streamlining the client experience by reducing the need for paper and faxing.

•	Added six funds to Schwab Alternative Investment OneSource™, a platform that provides advisors and their clients with access to alternative investment funds registered under the Securities Act of 1933. A total of 30 funds are now available on the platform.

Products and Infrastructure

•	For Charles Schwab Bank:

¡	Balance sheet assets = $103.7 billion, up 14% year-over-year.

¡	Outstanding mortgage and home equity loans = $11.1 billion, up 5% year-over-year.

¡	First mortgage originations through its loan program during the quarter = $605 million.

¡	Delinquency, nonaccrual, and loss reserve ratios for Schwab Bank’s loan portfolio = 0.32%, 0.29% and 0.32%, respectively, at month-end June.

¡	Schwab Bank High Yield Investor Checking® accounts = 756,000, with $11.9 billion in balances.

•	For Charles Schwab Investment Management:

¡	Client assets invested in Schwab proprietary funds surpassed the quarter-trillion mark, ending at a record $251 billion, up 10% year-over-year.

¡	Schwab ETFs™ finished the first half of 2014 ranked fifth in industry flows, up from eighth for all of 2013, as reported by ETF.com.

¡	Schwab asset management products on third-party platforms have nearly doubled since June 2012 to $11.7 billion.

•	Client assets managed by Windhaven® totaled $19.0 billion, up 10% year-over-year.

•	Client assets managed by ThomasPartners® totaled $5.7 billion, up 107% from the second quarter of 2013.

•	Launched the Schwab OneSource Choice Variable Annuity™ with optional living benefit, which is designed for investors looking for choice and flexibility in a retirement income solution, provides the opportunity for tax-deferred growth with over 75 funds, and allows for qualified investments.

Supporting schedules are either attached or located at: http://www.aboutschwab.com/investor-relations/financial-reports

Commentary from the CFO

Joe Martinetto, Executive Vice President and Chief Financial Officer, provides insight and commentary regarding Schwab’s financial picture at: http://www.aboutschwab.com/investor_relations/cfo_commentary

Forward-Looking Statements

This press release contains forward-looking statements relating to the company’s business momentum; investor engagement; financial model; and balance sheet strength. Achievement of these expectations and objectives is subject to risks and uncertainties that could cause actual results to differ materially from the expressed expectations.

Important factors that may cause such differences include, but are not limited to, general market conditions, including the level of interest rates, equity valuations and trading activity; the company’s ability to attract and retain clients and grow client assets/relationships; competitive pressures on rates and fees; the level of client assets, including cash balances; the company’s ability to monetize client assets; capital needs and management; client enrollments in advisory services; the company’s ability to develop and launch new products, services and capabilities in a timely and successful manner; the company’s ability to manage expenses; the impact of changes in market conditions on money market fund fee waivers, revenues, expenses and pre-tax margins; regulatory guidance; acquisition integration costs; trading activity; the effect of adverse developments in litigation or regulatory matters and the extent of any charges associated with legal matters; any adverse impact of financial reform legislation and related regulations; and other factors set forth in the company’s most recent reports on Form 10-K and Form 10-Q.

About Charles Schwab

The Charles Schwab Corporation (NYSE: SCHW) is a leading provider of financial services, with more than 325 offices and 9.3 million active brokerage accounts, 1.3 million corporate retirement plan participants, 950,000 banking accounts, and $2.40 trillion in client assets as of June 30, 2014. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), and affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through Schwab Advisor Services. Its banking subsidiary, Charles Schwab Bank (member FDIC and an Equal Housing Lender), provides banking and lending services and products. More information is available at www.schwab.com and www.aboutschwab.com.

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THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net Revenues
Asset management and administration fees	$632	$572	$1,243	$1,124

Interest revenue	588	499	1,167	996
Interest expense	(26)	(26)	(52)	(54)

Net interest revenue	562	473	1,115	942

Trading revenue	212	235	459	458
Other	65	59	133	115
Provision for loan losses	7	1	6	(5)
Net impairment losses on securities (1)	—	(3)	—	(7)

Total net revenues	1,478	1,337	2,956	2,627

Expenses Excluding Interest
Compensation and benefits	520	494	1,048	1,030
Professional services	112	106	218	205
Occupancy and equipment	80	77	160	154
Advertising and market development	65	67	128	141
Communications	57	56	113	110
Depreciation and amortization	48	51	96	102
Other	75	74	150	142

Total expenses excluding interest	957	925	1,913	1,884

Income before taxes on income	521	412	1,043	743
Taxes on income	197	156	393	281

Net Income	324	256	650	462

Preferred stock dividends	22	23	30	31

Net Income Available to Common Stockholders	$302	$233	$620	$431

Weighted-Average Common Shares Outstanding — Diluted	1,313	1,288	1,312	1,285

Earnings Per Common Share — Basic	$.23	$.18	$.47	$.33
Earnings Per Common Share — Diluted	$.23	$.18	$.47	$.33

(1)	There were no net impairment losses on securities for the three or six months ended June 30, 2014. Net impairment losses on securities include total other-than-temporary impairment losses of $2 million recognized in other comprehensive income, net of $(1) million reclassified from other comprehensive income, for the three months ended June 30, 2013. Net impairment losses on securities include total other-than-temporary impairment losses of $2 million recognized in other comprehensive income, net of $(5) million reclassified from other comprehensive income, for the six months ended June 30, 2013.

See Notes to Consolidated Statements of Income, Financial and Operating Highlights, and Net Revenue Information.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q2-14 % change		2014		2013
	vs.	vs.	Second	First	Fourth	Third	Second
(In millions, except per share amounts and as noted)	Q2-13	Q1-14	Quarter	Quarter	Quarter	Quarter	Quarter
Net Revenues
Asset management and administration fees	10%	3%	$632	$611	$608	$583	$572
Net interest revenue	19%	2%	562	553	532	506	473
Trading revenue	(10%)	(14%)	212	247	231	224	235
Other	10%	(4%)	65	68	64	57	59
Provision for loan losses	N/M	N/M	7	(1)	2	4	1
Net impairment losses on securities	(100%)	—	—	—	(2)	(1)	(3)

Total net revenues	11%	—	1,478	1,478	1,435	1,373	1,337

Expenses Excluding Interest
Compensation and benefits	5%	(2%)	520	528	515	482	494
Professional services	6%	6%	112	106	107	103	106
Occupancy and equipment	4%	—	80	80	78	77	77
Advertising and market development	(3%)	3%	65	63	59	57	67
Communications	2%	2%	57	56	55	55	56
Depreciation and amortization	(6%)	—	48	48	49	51	51
Other	1%	—	75	75	74	84	74

Total expenses excluding interest	3%	—	957	956	937	909	925

Income before taxes on income	26%	—	521	522	498	464	412
Taxes on income	26%	1%	197	196	179	174	156

Net Income	27%	(1%)	$324	$326	$319	$290	$256

Preferred stock dividends	(4%)	175%	22	8	22	8	23

Net Income Available to Common Stockholders	30%	(5%)	$302	$318	$297	$282	$233

Basic earnings per common share	28%	(4%)	$.23	$.24	$.23	$.22	$.18
Diluted earnings per common share	28%	(4%)	$.23	$.24	$.23	$.22	$.18
Dividends declared per common share	—	—	$.06	$.06	$.06	$.06	$.06
Weighted-average common shares outstanding - diluted	2%	—	1,313	1,311	1,304	1,296	1,288

Performance Measures
Pre-tax profit margin			35.3%	35.3%	34.7%	33.8%	30.8%
Return on average common stockholders’ equity (annualized) (1)			12%	13%	13%	13%	10%

Financial Condition (at quarter end, in billions)
Cash and investments segregated	(29%)	(7%)	$19.1	$20.5	$23.6	$23.5	$27.0
Receivables from brokerage clients	15%	1%	$14.7	$14.6	$14.0	$13.1	$12.8
Loans to banking clients	10%	2%	$12.9	$12.6	$12.4	$12.1	$11.7
Total assets	6%	—	$143.4	$144.1	$143.6	$140.2	$135.9
Deposits from banking clients	14%	—	$95.7	$95.6	$93.0	$91.2	$84.3
Payables to brokerage clients	(15%)	(2%)	$31.5	$32.3	$35.3	$34.5	$36.9
Long-term debt	19%	—	$1.9	$1.9	$1.9	$1.9	$1.6
Stockholders’ equity	15%	4%	$11.2	$10.8	$10.4	$10.1	$9.7

Other
Full-time equivalent employees (at quarter end, in thousands)	1%	1%	14.1	14.0	13.8	13.8	13.9
Annualized net revenues per average full-time equivalent employee (in thousands)	10%	—	$422	$422	$416	$398	$385
Capital expenditures - cash purchases of equipment, office facilities, and property, net (in millions)	46%	51%	$101	$67	$90	$65	$69

Clients’ Daily Average Trades (in thousands)
Revenue trades (2)	(9%)	(19%)	274	337	297	283	302
Asset-based trades (3)	9%	4%	75	72	63	58	69
Other trades (4)	6%	(8%)	134	145	128	138	126

Total	(3%)	(13%)	483	554	488	479	497

Average Revenue Per Revenue Trade (2)	1%	2%	$12.26	$12.03	$12.33	$12.39	$12.19

(1)	Return on average common stockholders’ equity is calculated using net income available to common stockholders divided by average common stockholders’ equity.
(2)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.
(3)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.
(4)	Includes all commission free trades, including Schwab Mutual Fund OneSource® funds and ETFs, and other proprietary products.
N/M	Not meaningful.

See Note to Consolidated Statements of Income, Financial and Operating Highlights, and Net Interest Revenue Information.

THE CHARLES SCHWAB CORPORATION

Net Interest Revenue Information

(In millions)

(Unaudited)

	Three Months Ended June 30,						Six Months Ended June 30,
	2014			2013			2014			2013
	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate
Interest-earning assets:
Cash and cash equivalents	$6,001	$3	0.20%	$6,148	$3	0.20%	$6,349	$7	0.22%	$7,023	$8	0.23%
Cash and investments segregated	19,614	6	0.12%	26,438	9	0.14%	20,611	12	0.12%	27,011	21	0.16%
Broker-related receivables (1)	312	—	—	398	—	0.12%	303	—	0.15%	379	—	0.13%
Receivables from brokerage clients	13,634	120	3.53%	11,571	106	3.67%	13,397	236	3.55%	11,457	212	3.73%
Securities available for sale (2)	52,564	138	1.05%	48,611	137	1.13%	52,269	278	1.07%	47,764	275	1.16%
Securities held to maturity	32,043	206	2.58%	22,857	133	2.33%	31,448	405	2.60%	21,965	264	2.42%
Loans to banking clients	12,775	88	2.76%	11,603	79	2.73%	12,661	175	2.79%	11,348	159	2.83%

Total interest-earning assets	136,943	561	1.64%	127,626	467	1.47%	137,038	1,113	1.64%	126,947	939	1.49%

Other interest revenue		27			32			54			57

Total interest-earning assets	$136,943	$588	1.72%	$127,626	$499	1.57%	$137,038	$1,167	1.72%	$126,947	$996	1.58%

Funding sources:
Deposits from banking clients	$94,938	$8	0.03%	$82,260	$7	0.03%	$94,360	$15	0.03%	$81,306	$17	0.04%
Payables to brokerage clients (1)	26,352	—	0.01%	31,164	—	0.01%	26,779	1	0.01%	31,627	1	0.01%
Long-term debt	1,901	18	3.80%	1,630	17	4.18%	1,902	36	3.82%	1,631	34	4.20%

Total interest-bearing liabilities	123,191	26	0.08%	115,054	24	0.08%	123,041	52	0.09%	114,564	52	0.09%

Non-interest-bearing funding sources	13,752			12,572			13,997			12,383
Other interest expense (1)		—			2			—			2

Total funding sources	$136,943	$26	0.07%	$127,626	$26	0.08%	$137,038	$52	0.08%	$126,947	$54	0.08%

Net interest revenue		$562	1.65%		$473	1.49%		$1,115	1.64%		$942	1.50%

(1)	Interest revenue or expense was less than $500,000 in the period or periods presented.
(2)	Amounts have been calculated based on amortized cost.

Note to Consolidated Statements of Income, Financial and Operating Highlights,

and Net Interest Revenue Information

(Unaudited)

The Company

The consolidated statements of income, financial and operating highlights, and net interest revenue information include The Charles Schwab Corporation (CSC) and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc. and Charles Schwab Bank. The consolidated statements of income, financial and operating highlights, and net interest revenue information should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

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THE CHARLES SCHWAB CORPORATION

Asset Management and Administration Fees Information

(In millions)

(Unaudited)

	Three Months Ended						Six Months Ended
	June 30,						June 30,
	2014			2013			2014			2013
	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee
Schwab money market funds before fee waivers	$162,683	$235	0.58%	$158,194	$226	0.57%	$164,868	$474	0.58%	$160,416	$456	0.57%
Fee waivers		(183)			(157)			(368)			(312)

Schwab money market funds	162,683	52	0.13%	158,194	69	0.17%	164,868	106	0.13%	160,416	144	0.18%
Equity and bond funds (1)	80,527	47	0.23%	61,276	38	0.25%	78,058	92	0.24%	58,408	73	0.25%
Mutual Fund OneSource ®	265,524	211	0.32%	239,763	191	0.32%	263,053	415	0.32%	237,361	375	0.32%

Total mutual funds (2)	$508,734	310	0.24%	$459,233	298	0.26%	$505,979	613	0.24%	$456,185	592	0.26%

Advice solutions (2)	$165,009	209	0.51%	$142,181	177	0.50%	$161,799	408	0.51%	$138,827	340	0.49%
Other (3)		113			97			222			192

Total asset management and administration fees		$632			$572			$1,243			$1,124

(1)	Includes Schwab Exchange-traded Funds.
(2)	Advice solutions include separately managed accounts, customized personal advice for tailored portfolios, and specialized planning and full-time portfolio management offered through the Company’s Schwab Private Client, Schwab Managed Portfolio and Managed Account Select programs. Advice solutions also include Schwab Advisor Network, Schwab Advisor Source, Windhaven, and ThomasPartners. Average client assets for advice solutions may also include the asset balances contained in the three categories of mutual funds listed above.
(3)	Includes various asset based fees, such as trust fees, 401(k) record keeping fees, and mutual fund clearing and other service fees.

THE CHARLES SCHWAB CORPORATION

Growth in Client Assets and Accounts

(Unaudited)

	Q2-14 % Change		2014		2013
	vs.	vs.	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
(In billions, at quarter end, except as noted)	Q2-13	Q1-14
Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	4%	—	$126.5	$126.8	$127.3	$125.0	$121.1
Proprietary mutual funds (Schwab Funds® and Laudus Funds®):
Money market funds	(1%)	(4%)	160.0	166.3	167.7	165.1	161.6
Equity and bond funds (1)	26%	4%	59.1	56.7	54.4	50.0	47.0

Total proprietary funds	5%	(2%)	219.1	223.0	222.1	215.1	208.6

Mutual Fund Marketplace® (2)
Mutual Fund OneSource®	16%	3%	271.6	264.5	260.5	246.5	234.9
Mutual fund clearing services	15%	6%	161.1	151.5	147.4	164.5	140.6
Other third-party mutual funds	16%	5%	463.5	439.4	420.9	398.3	400.3

Total Mutual Fund Marketplace	16%	5%	896.2	855.4	828.8	809.3	775.8

Total mutual fund assets	13%	3%	1,115.3	1,078.4	1,050.9	1,024.4	984.4

Exchange-traded funds (ETFs) (1)
Proprietary ETFs	78%	13%	21.5	19.0	16.8	14.2	12.1
ETF OneSource® (2)	61%	12%	10.6	9.5	8.5	7.7	6.6
Other third-party ETFs	23%	3%	190.1	184.3	179.0	165.2	155.0

Total ETF assets	28%	4%	222.2	212.8	204.3	187.1	173.7

Equity and other securities (1)	27%	6%	766.5	722.0	702.0	643.6	605.8
Fixed income securities	4%	2%	185.2	181.2	177.5	176.9	177.6
Margin loans outstanding	18%	5%	(13.8)	(13.2)	(12.6)	(12.0)	(11.7)

Total client assets	17%	4%	$2,401.9	$2,308.0	$2,249.4	$2,145.0	$2,050.9

Client assets by business
Investor Services	15%	4%	$1,321.0	$1,270.9	$1,241.5	$1,196.0	$1,150.5
Advisor Services	20%	4%	1,080.9	1,037.1	1,007.9	949.0	900.4

Total client assets	17%	4%	$2,401.9	$2,308.0	$2,249.4	$2,145.0	$2,050.9

Net growth (decline) in assets in client accounts (for the quarter ended)
Net new assets
Investor Services (3, 4)	127%	(43%)	$9.7	$16.9	$(12.8)	$2.4	$(35.3)
Advisor Services	(4%)	(25%)	13.0	17.3	14.6	15.7	13.6

Total net new assets	N/M	(34%)	22.7	34.2	1.8	18.1	(21.7)

Net market gains (losses)	N/M	192%	71.2	24.4	102.6	76.0	(12.3)

Net growth (decline)	N/M	60%	$93.9	$58.6	$104.4	$94.1	$(34.0)

New brokerage accounts (in thousands, for the quarter ended)	—	(6%)	242	258	250	223	243
Clients (in thousands)
Active Brokerage Accounts	3%	1%	9,252	9,178	9,093	9,013	8,962
Banking Accounts	4%	2%	950	933	916	930	910
Corporate Retirement Plan Participants (3)	(16%)	—	1,344	1,338	1,305	1,297	1,595

(1)	Beginning in the first quarter of 2014, exchange-traded funds (ETFs) are presented separately; they were previously included in Equity and bond funds and Equity and other securities. Prior period information has been recast to reflect this change.
(2)	Excludes all proprietary mutual funds and ETFs.
(3)	In the third quarter of 2013, the Company reduced its reported totals for overall client assets and retirement plan participants by $24.7 billion and 317,000, respectively, to reflect the estimated impact of the consolidation of its retirement plan recordkeeping platforms and subsequent resignation from certain retirement plan clients.
(4)	Fourth quarter of 2013 includes inflows of $5.4 billion from certain mutual fund clearing services clients. Fourth and second quarters of 2013 include outflows of $30.2 billion and $44.3 billion, respectively, relating to the planned transfer of a mutual fund clearing services client. Third quarter of 2013 includes inflows of $17.5 billion and an outflow of $2.1 billion from certain mutual fund clearing services clients. Second quarter of 2013 also includes an inflow of $2.6 billion from another mutual fund clearing services client.

N/M Not meaningful.

The Charles Schwab Corporation Monthly Market Activity Report For June 2014

	2013							2014						% change
	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Mo.	Yr.
Change in Client Assets
(in billions of dollars)
Net New Assets (1,2)	(19.8)	8.8	(2.4)	11.7	(19.8)	11.7	9.9	11.9	10.9	11.4	0.3	10.9	11.5	6%	158%
Net Market Gains (Losses)	(39.1)	62.3	(38.1)	51.8	52.0	28.2	22.4	(43.9)	66.0	2.3	4.6	30.4	36.2

Total Client Assets
(at month end, in billions of dollars)	2,050.9	2,122.0	2,081.5	2,145.0	2,177.2	2,217.1	2,249.4	2,217.4	2,294.3	2,308.0	2,312.9	2,354.2	2,401.9	2%	17%

New Brokerage Accounts
(in thousands)	69	75	78	70	81	76	93	90	78	90	95	71	76	7%	10%

Clients
(at month end, in thousands)
Active Brokerage Accounts	8,962	8,974	8,999	9,013	9,032	9,055	9,093	9,119	9,146	9,178	9,217	9,228	9,252	—	3%
Banking Accounts	910	918	926	930	930	922	916	923	928	933	938	944	950	1%	4%
Corporate Retirement Plan Participants (1)	1,595	1,602	1,294	1,297	1,294	1,301	1,305	1,325	1,327	1,338	1,344	1,346	1,344	—	(16%)

Clients’ Daily Average Trades (3)
(in thousands)	518	499	467	469	491	467	504	588	556	516	535	446	467	5%	(10%)

Market Indices
(at month end)
Dow Jones Industrial Average	14,910	15,500	14,810	15,130	15,546	16,086	16,577	15,699	16,322	16,458	16,581	16,717	16,827	1%	13%
Nasdaq Composite	3,403	3,626	3,590	3,771	3,920	4,060	4,177	4,104	4,308	4,199	4,115	4,243	4,408	4%	30%
Standard & Poor’s 500	1,606	1,686	1,633	1,682	1,757	1,806	1,848	1,783	1,859	1,872	1,884	1,924	1,960	2%	22%

Daily Average Market Share Volume
(in millions)
NYSE	3,745	3,089	2,947	3,303	3,340	3,180	3,095	3,613	3,661	3,418	3,406	3,027	3,013	—	(20%)
Nasdaq	1,870	1,633	1,504	1,756	1,877	1,789	1,758	2,153	2,102	2,226	2,111	1,869	1,900	2%	2%
Total US Exchanges	7,090	5,718	5,454	6,115	6,268	5,878	5,800	6,921	6,981	6,860	6,585	5,745	5,758	—	(19%)

Mutual Fund and Exchange-traded Fund Net Buys (Sells) (4, 5, 6)
(in millions of dollars)
Large Capitalization Stock	1,504	1,663	(87)	292	725	929	942	226	(33)	676	95	129	311
Small / Mid Capitalization Stock	793	985	372	319	1,022	227	400	373	(381)	680	(430)	(564)	220
International	672	1,624	1,895	1,616	2,746	1,535	1,403	1,782	891	1,028	1,665	1,240	2,137
Specialized	(1,448)	855	566	175	711	386	(278)	1,213	1,183	912	609	377	1,690
Hybrid	352	612	323	243	213	82	301	447	599	107	230	406	201
Taxable Bond	(5,607)	(733)	(2,312)	(990)	314	563	(963)	1,256	3,208	1,344	449	1,346	606
Tax-Free Bond	(1,261)	(579)	(941)	(391)	(256)	(144)	(354)	464	429	474	246	584	516

Mutual Fund Net Buys (Sells) (5)
(in millions of dollars)	(4,777)	2,192	(927)	356	2,842	1,407	(480)	4,838	3,658	3,611	1,312	2,236	3,313

Exchange-traded Fund Net Buys (Sells) (6)
(in millions of dollars)	(218)	2,235	744	908	2,633	2,171	1,930	923	2,237	1,612	1,553	1,284	2,368

Money Market Fund Net Buys (Sells)
(in millions of dollars)	5,044	710	1,917	846	(1,431)	616	3,429	(986)	(318)	(135)	(4,141)	(561)	(1,664)

(1)	In August 2013, the Company reduced its reported totals for overall client assets and retirement plan participants by $24.7 billion and 317,000, respectively, to reflect the estimated impact of the consolidation of its retirement plan recordkeeping platforms and subsequent resignation from certain retirement plan clients.
(2)	November and October 2013 include inflows of $2.5 billion and $2.9 billion, respectively, from certain mutual fund clearing services clients. October and June 2013 include outflows of $30.2 billion and $26.7 billion, respectively, relating to the planned transfer of a mutual fund clearing services client. September 2013 includes an inflow of $4.9 billion and outflow of $2.1 billion from certain mutual fund clearing services clients. August 2013 includes inflows of $9.5 billion and $3.1 billion from certain mutual fund clearing services clients.
(3)	Includes revenue trades from commissions or principal mark-ups, trades by clients in asset-based pricing relationships and all commission-free trades, including Schwab Mutual Fund OneSource® funds and exchange-traded funds (ETFs), and other proprietary products.
(4)	Beginning in March 2014, amounts include both Mutual Fund and ETF transactions. Prior period amounts have been recast to reflect this change.
(5)	Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers. Excludes money market fund transactions.
(6)	Represents the principal value of client ETF transactions handled by Schwab, including transactions in proprietary ETFs.